Pruco Life Insurance Company of New Jersey	Jordan K. Thomsen
Vice President and Corporate Counsel

Pruco Life Insurance Company of New Jersey
3 Gateway Center
Newark, NJ 07102
(973) 802-4193
jordan.thomsen@prudential.com

March 9, 2020
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:    Pruco Life Insurance Company of New Jersey (“Depositor”)
Pruco Life of New Jersey Variable Appreciable Account (“Registrant”) (File No. 811-03974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Annual Reports for the underlying funds for the period ending December 31, 2019 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Calvert Variable Products, Inc.	811-04000
Fidelity Variable Insurance Products Fund II	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford HLS Series Fund II, Inc.	811-04615
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Fund Trust	811-21853
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

 /s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR